UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

Primis Financial Corp.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900

McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2025 (the “Effective Date”), Primis Bank (the “Bank” or “Seller”), a Virginia state chartered bank and wholly-owned subsidiary of Primis Financial Corp. (the “Company”), and entities affiliated with MountainSeed Real Estate Services, LLC and Fortress Investment Group (“Buyer”), entered into an Agreement for Purchase and Sale of Property (the “Sale Agreement”), which provides for the sale to the Buyer of 18 properties owned and operated as retail banking branches of the Bank (the “Properties”) for an aggregate purchase price of approximately $58 million and subsequently closed the transaction on the same date. The Sale Agreement has such other terms and conditions similar to other purchase and sale agreements covering similar subject matter and executed under similar circumstances and conditions.

Concurrent with the closing, Seller and FNLR Mud LLC, a Delaware limited liability company (“Landlord”), entered into a master lease agreement (the “Lease Agreement”) for the Properties under which Seller, as tenant, will lease each of the Properties from Landlord. The initial lease term shall be 20 years, which may be extended, at the Bank’s option, for an additional 20 year term. The Lease Agreement shall constitute a triple net lease under which the Bank as tenant shall be responsible for base rent for each of the Properties, which during the initial term shall be, in the aggregate, $4.7 million per annum (“Base Rent”) plus additional operational charges. Base Rent shall increase by 2% per annum for each year during the initial term and any renewal term. The Bank will not close any branches or exit any markets as part of the sale-leaseback transaction. The Lease Agreement has such other terms and conditions similar to other lease agreements covering similar subject matter and executed under similar circumstances and conditions.

Also concurrent with the closing, the Company entered into a Guaranty of Lease (the “Guaranty”) in favor of the Landlord, providing for the guaranty of the Bank’s obligations under the Lease Agreement.

The sale-leaseback transaction is expected to result in a pre-tax gain of approximately $50 million before transaction costs. Aggregate first year expense under the Lease Agreement after application of applicable lease accounting will be approximately $5.4 million pretax after offset by the elimination of the depreciation expense on the buildings and prior to the investment of the proceeds.

The foregoing descriptions of the Sale Agreement, the Lease Agreement and Guaranty are qualified in their entirety by the agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As referenced in Item 1.01 above, the Bank has agreed, effective upon the closing of the sale of the Properties, to lease each of the Properties on a long-term basis from Landlord. The disclosures set forth in Item 1.01 of this Current Report on Form 8-K regarding the Lease Agreement and the lease obligations of the Bank thereunder are incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On December 8, 2025, the Company issued a press release regarding the transactions discussed herein. A copy of the press release is attached hereto as Exhibit 99.1.

As noted in the press release, subsequent to the closing of the sale-leaseback transaction, the Company intends to restructure a portion of its investment portfolio, restructure its bank-owned life insurance portfolio and reduce and refinance its holding company debt obligations. The Company expects the net effect of these transactions to be immediately accretive to net income and earnings per share while increasing book value and tangible book value per share and regulatory capital ratios.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 and Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “intend,” “may,” “plan,” “should,” “will,” or the negative of these words or other similar terms or expressions. Important factors may cause actual results to differ materially from those in the forward-looking statements include factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Sale Agreement, by and among Primis Bank and MountainSeed Real Estate Services, LLC dated December 5, 2025.

10.2	Lease Agreement, by and among Primis Bank and FNLR Mud LLC, dated December 5, 2025.

10.3	Guaranty, by and among Primis Financial Corp. and FNLR Mud LLC, dated December 5, 2025.

99.1	Press Release dated December 8, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMIS FINANCIAL CORP.

	By:	/s/ Matthew A. Switzer
December 8, 2025		Matthew Switzer
Chief Financial Officer